UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2013

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction

of incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148
(Address of Principal Executive Offices)	(Zip Code)

(724) 981-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As of December 4, 2013, F.N.B. Corporation has received all approvals, waivers and other regulatory clearances from federal and state bank regulatory authorities, namely the Office of the Comptroller of the Currency, the Federal Reserve Bank of Cleveland, and the Office of the Commissioner of Financial Regulation of the Maryland Department of Labor, Licensing and Regulation, that are necessary for the pending merger of BCSB Bancorp, Inc. with and into F.N.B., and the related pending merger between their banking subsidiaries, Baltimore County Savings Bank and First National Bank of Pennsylvania. F.N.B. issued a press release on December 5, 2013 to announce the receipt of these approvals. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Additional Information About the Merger:

In connection with their pending merger, F.N.B. Corporation and BCSB Bancorp, Inc. are required to file a proxy statement/prospectus and other relevant documents with the SEC. F.N.B. and BCSB Bancorp also file annual, quarterly and current reports, proxy statements and other information with the SEC. These documents may be obtained free of charge at the SEC’s website at http://www.sec.gov. Additionally, investors and security holders may obtain, without charge, copies of the documents that F.N.B. has filed with the SEC by contacting James G. Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317, and copies of the documents that BCSB Bancorp has filed with the SEC by contacting Joseph J. Bouffard, President and Chief Executive Officer, BCSB Bancorp, Inc., 4111 E. Joppa Road, Baltimore, MD 21236, telephone: (410) 256-5000.

SHAREHOLDERS OF BCSB BANCORP ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS (WHEN AVAILABLE) AND ANY OTHER RELEVANT DOCUMENT FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS AND SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

F.N.B., BCSB Bancorp and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of BCSB Bancorp in connection with the proposed merger. The proxy statement/prospectus, when it becomes available, will describe the interests those directors and officers may have in the merger.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release, dated December 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ James G. Orie
James G. Orie,
Chief Legal Officer

Date: December 5, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated December 5, 2013